UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 13, 2018

DOCUSIGN, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38465	91-2183967
(State or Other Jurisdictions of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

221 Main St., Suite 1000
San Francisco, California (Address of Principal Executive Offices)		94105 (Zip Code)

(415) 489-4940

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 1.01	Entry into a Material Definitive Agreement.

On September 18, 2018, DocuSign, Inc. (the “Company”) completed its previously announced private offering of $575,000,000 aggregate principal amount of 0.50% Convertible Senior Notes due 2023 (the “Notes”), including the exercise in full by the initial purchasers of the Notes of their option to purchase up to an additional $75,000,000 principal amount of Notes. The Notes are senior unsecured obligations of the Company. The Notes were issued pursuant to an Indenture, dated September 18, 2018 (the “Indenture”), between the Company and U.S. Bank National Association, as trustee.

The Notes will mature on September 15, 2023, unless earlier converted, redeemed or repurchased. The Notes will bear interest from September 18, 2018 at a rate of 0.50% per year payable semiannually in arrears on March 15 and September 15 of each year, beginning on March 15, 2019. Holders may convert their Notes at their option at any time prior to the close of business on the business day immediately preceding June 15, 2023 only under the following circumstances: (1) during any fiscal quarter commencing after the fiscal quarter ending on January 31, 2019 (and only during such fiscal quarter), if the last reported sale price of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), for at least 20 trading days (whether or not consecutive) during a period of 30 consecutive trading days ending on, and including, the last trading day of the immediately preceding fiscal quarter is greater than or equal to 130% of the conversion price on each applicable trading day; (2) during the five business day period after any ten consecutive trading day period (the “measurement period”) in which the trading price (as defined in the Indenture) per $1,000 principal amount of Notes for each trading day of the measurement period was less than 98% of the product of the last reported sale price of the Common Stock and the conversion rate for the Notes on each such trading day; (3) if the Company calls any or all of the Notes for redemption, at any time prior to the close of business on the scheduled trading day immediately preceding the redemption date; and (4) upon the occurrence of specified corporate events as set forth in the Indenture. On or after June 15, 2023 until the close of business on the second scheduled trading day immediately preceding the maturity date, holders may convert all or any portion of their Notes at any time, in multiples of $1,000 principal amount, at their option regardless of the foregoing circumstances. Upon conversion, the Company may satisfy its conversion obligation by paying and/or delivering, as the case may be, cash, shares of Common Stock or a combination of cash and shares of Common Stock, at the Company’s election, in the manner and subject to the terms and conditions set forth in the Indenture. The conversion rate for the Notes will initially be 13.9860 shares of Common Stock per $1,000 principal amount of Notes, which is equivalent to an initial conversion price of approximately $71.50 per share of Common Stock. The initial conversion price of the Notes represents a premium of approximately 30% over the $55.00 per share public offering price of the Company’s concurrent Common Stock offering on September 13, 2018. The conversion rate is subject to adjustment under certain circumstances in accordance with the terms of the Indenture. In addition, following certain corporate events that occur prior to the maturity date or if the Company delivers a notice of redemption, the Company will, in certain circumstances, increase the conversion rate for a holder who elects to convert its Notes in connection with such a corporate event or notice of redemption, as the case may be.

The Company may redeem for cash all or any portion of the Notes, at its option, on or after September 20, 2021 if the last reported sale price of the Common Stock has been at least 130% of the conversion price then in effect for at least 20 trading days (whether or not consecutive) during any 30 consecutive trading day period (including the last trading day of such period) ending on, and including, the trading day immediately preceding the date on which the Company provides notice of redemption, at a redemption price equal to 100% of the principal amount of the Notes to be redeemed, plus accrued and unpaid interest to, but excluding, the redemption date.

If the Company undergoes a fundamental change (as defined in the Indenture), holders may require the Company to repurchase for cash all or any portion of their Notes at a fundamental change repurchase price equal to 100% of the principal amount of the Notes to be repurchased, plus any accrued and unpaid interest to, but excluding, the fundamental change repurchase date.

The Indenture includes customary terms and covenants and sets forth certain events of default after which the Notes may be declared immediately due and payable and sets forth certain types of bankruptcy or insolvency events of default involving the Company or any of its significant subsidiaries (as defined in the Indenture) after which the Notes become automatically due and payable. The following events are considered “events of default” under the Indenture:

•	default in the payment of interest on any Note when due and payable, and the default continues for a period of 30 days;

•	default in the payment of principal of any Note when due and payable at its stated maturity, upon optional redemption, upon any required repurchase, upon declaration of acceleration or otherwise;

•

failure by the Company to comply with its obligation to convert the Notes in accordance with the Indenture upon exercise of a holder’s conversion right, and such failure continues for three business days;

•

failure by the Company to give a notice of a fundamental change or make-whole fundamental change (as defined in the Indenture) or notice of certain specified corporate events, and such failure continues for one business day;

•	failure by the Company to comply with its obligations in respect of any consolidation, merger or sale of assets;

•	failure by the Company to comply with any of the other agreements in the Indenture for 60 days after receipt of written notice of such failure;

•

default by the Company or any of its significant subsidiaries with respsect to any mortgage, agreement or other instrument of certain indebtedness for money borrowed in excess of $50,000,000 (or its foreign currency equivalent) in the aggregate, either (i) resulting in such indebtedness becoming or being declared due and payable (after the expiration of all applicable grace periods) prior to its stated maturity date or (ii) constituting a failure to pay the principal of any such indebtedness when due and payable at its stated maturity, upon required repurchase, upon declaration of acceleration or otherwise, in each case, if not rescinded or annulled or cured or waived, or if such indebtedness shall not have been paid or discharged, as the case may be, for 30 days after receipt of written notice of such failure; and

•	certain events of bankruptcy, insolvency or reorganization with respect to the Company or any of its significant subsidiaries.

If certain bankruptcy and insolvency-related events of default occur with respect to the Company or any of its significant subsidiaries, the principal of, and accrued and unpaid interest on, all of the then outstanding Notes shall automatically become due and payable. If an event of default other than certain bankruptcy and insolvency-related events of default with respect to the Company or any of its significant subsidiaries occurs and is continuing, the trustee by notice to the Company, or the holders of at least 25% in principal amount of the outstanding Notes by notice to Company and the trustee, may declare the principal of, and accrued and unpaid interest on, all of the then outstanding Notes to be due and payable. Notwithstanding the foregoing, the Indenture provides that, to the extent the Company elects, the sole remedy for an event of default relating to certain failures by the Company to comply with certain reporting covenants in the Indenture will, for the first 365 days after such an event of default, consist exclusively of the right of holders to receive additional interest on the Notes.

The Indenture provides that the Company shall not consolidate with or merge with or into, or sell, convey, transfer or lease all or substantially all of the consolidated properties and assets of it and its subsidiaries, taken as a whole, to, another person (other than any such sale, conveyance, transfer or lease to one or more of the Company’s direct or indirect wholly owned subsidiaries) unless: (1) the resulting, surviving or transferee person (if not the Company) is a corporation organized and existing under the laws of the United States of America, any State thereof or the District of Columbia, and such corporation (if not the Company) expressly assumes by supplemental indenture all of the Company’s obligations under the Notes and the Indenture; and (2) immediately after giving effect to such transaction, no default or event of default has occurred and is continuing under the Indenture.

A copy of the Indenture (including the form of the Notes) is attached as an exhibit to this Current Report on Form 8-K and is incorporated herein by reference (and this description is qualified in its entirety by reference to such document).

The net proceeds from this offering were approximately $560.8 million, after deducting the initial purchasers’ discounts and commissions and the estimated offering expenses payable by the Company. The Company used approximately $67.6 million of the net proceeds to pay the cost of the capped call transactions described below. The Company intends to use the remainder of the net proceeds for working capital and other general corporate purposes. The Company may also use a portion of the net proceeds for the acquisition of, or investment in, technologies, solutions or businesses that complement its business, although the Company has no commitments to enter into any such acquisitions or investments at this time.

Capped Call Transactions

On September 13, 2018 and September 14, 2018, in connection with the offering of the Notes, the Company entered into privately negotiated capped call transactions with each of Morgan Stanley & Co. LLC, JPMorgan Chase Bank, National Association, London Branch and Goldman Sachs & Co. LLC, pursuant to capped call confirmations in substantially the form filed as Exhibit 10.1 to this Current Report on Form 8-K, which is incorporated herein by reference (and this description is qualified in its entirety by reference to such document). The capped call transactions are expected generally to offset potential dilution to the Common Stock upon any conversion of Notes and/or offset any cash payments the Company is required to make in excess of the principal amount of converted Notes, as the case may be, with such offset subject to a cap based on a cap price initially equal to $110.00 per share (which represents a premium of 100% over the $55.00 per share public offering price of the Company’s concurrent Common Stock offering on September 13, 2018, and is subject to certain adjustments under the terms of the capped call transactions).

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 3.01	Unregistered Sale of Equity Securities.

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

The Company offered and sold the Notes to the initial purchasers in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and for resale by the initial purchasers to qualified institutional buyers pursuant to the exemption from registration provided by Rule 144A under the Securities Act. The Company relied on these exemptions from registration based in part on representations made by the initial purchasers in the purchase agreement, dated September 13, 2018, among the Company and the initial purchasers. The shares of Common Stock issuable upon conversion of the Notes, if any, have not been registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

To the extent that any shares of Common Stock are issued upon conversion of the Notes, they will be issued in transactions anticipated to be exempt from registration under the Securities Act by virtue of Section 3(a)(9) thereof, because no commission or other remuneration is expected to be paid in connection with conversion of the Notes, and any resulting issuance of shares of Common Stock.

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking” statements, as that term is defined under the federal securities laws, that are based on management’s beliefs and assumptions and on information currently available to management. Forward-looking statements include statements concerning the offering of the Notes, the effects of the capped call transactions, and the Company’s expectations regarding the expected net proceeds from the offering and use of those net proceeds. Forward-looking statements include all statements that are not historical facts and can be identified by terms such as “believe,” “could,” “expect,” “intend,” “may,” “potential,” “will,” “would” or similar expressions and the negatives of those terms. Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause actual events to differ from the Company’s plans. These risks include, but are not limited to, market risks, trends and conditions, and those risks included in the section titled “Risk Factors” in the Company’s Securities and Exchange Commission (“SEC”) filings and reports, including its Quarterly Report on Form 10-Q for the quarter ended July 31, 2018 and other filings that the Company makes from time to time with the SEC, which are available on the SEC’s website at www.sec.gov. In addition, forward-looking statements contained in this Current Report on Form 8-K are based on assumptions that the Company believes to be reasonable as of the date of this Current Report on Form 8-K. The Company assumes no obligation to update these forward-looking statements as a result of new information, future events, changes in expectations or otherwise.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

4.1	Indenture, dated September 18, 2018, between DocuSign, Inc. and U.S. Bank National Association, as Trustee.

4.2	Form of Global Note representing DocuSign, Inc.’s 0.50% Convertible Senior Notes due 2023 (included as Exhibit A to the Indenture filed as Exhibit 4.1).

10.1	Form of Confirmation for Capped Call Transactions.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: September 18, 2018

DOCUSIGN, INC.

By:	/s/ Michael J. Sheridan
Michael J. Sheridan Chief Financial Officer (Principal Accounting and Financial Officer)